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                       PROVIDENT BANKSHARES CORPORATION



                               Power of Attorney
                               -----------------



     Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Provident Bankshares Corporation (the

"Company"), hereby appoints Carl W. Stearn, James R. Wallis, and R.

Wayne Hall, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others,

his or her attorney-in-fact and agent for the following purposes:

     1.   To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, an Annual

Report on Form 10-K for the Company pursuant to Section 13 of the

Securities Exchange Act of 1934, and any amendments thereto (such report, together with all exhibits and documents therein and all such amendments, the "Form 10-K").

     2.   To file or cause to be filed the Form 10-K with the

Securities and Exchange Commission;

     3.   To take all such other action as any such attorney-in-fact,

or his substitute, may deem necessary or desirable in connection with

Form 10-K.

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     This power of attorney shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.


/s/ Carl W. Stearn                               December 18, 1996
----------------------------
Carl W. Stearn


/s/ Peter M. Martin                              December 18, 1996
----------------------------
Peter M. Martin


                                                 December 18, 1996
----------------------------
James R. Wallis



----------------------------                     December 18, 1996
R. Wayne Hall


                                                 December 18, 1996
----------------------------
Robert B. Barnhill, Jr.


/s/ Melvin A. Bilal                              December 18, 1996
----------------------------
Melvin A. Bilal


/s/ Dr. Calvin W. Burnett                        December 18, 1996
----------------------------
Dr. Calvin W. Burnett


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                                                 December 18, 1996
----------------------------
Charles W. Cole


/s/ M. Jenkins Cromwell, Jr.                     December 18, 1996
----------------------------
M. Jenkins Cromwell, Jr.


                                                 December 18, 1996
----------------------------
Pierce B. Dunn


/s/ Clivie C. Haley, Jr.                         December 18, 1996
----------------------------
Clivie C. Haley, Jr.


                                                 December 18, 1996
----------------------------
Mark K. Joseph


/s/ Norman J. Louden                             December 18, 1996
----------------------------
Norman J. Louden


/s/ Barbara B. Lucas                             December 18, 1996
----------------------------
Barbara B. Lucas


/s/ Sister Rosemarie Nassif                      December 18, 1996
----------------------------
Sister Rosemarie Nassif


/s/ C. William Pacy                              December 18, 1996
----------------------------
C. William Pacy

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/s/ Francis G. Riggs                             December 18, 1996
----------------------------
Francis G. Riggs


/s/ Shelia K. Riggs                              December 18, 1996
----------------------------
Shelia K. Riggs